Mitek Announces Proposed Private Offering of $125,000,000 of Convertible Senior Notes

SAN DIEGO, CA, February 1, 2021 – Mitek Systems, Inc. (“Mitek”) (NASDAQ: MITK) announced today that, subject to market and other conditions, it intends to offer $125,000,000 aggregate principal amount of Convertible Senior Notes due 2026 (the “Notes”) in a private offering. The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Mitek also expects to grant the initial purchasers of the Notes an option to purchase up to an additional $18,750,000 aggregate principal amount of Notes.

The Notes will be Mitek’s senior, unsecured obligations, equal in right of payment with Mitek’s future senior, unsecured indebtedness, senior in right of payment to its future indebtedness that is expressly subordinated to the Notes, effectively subordinated in right of payment to future secured indebtedness of Mitek, to the extent of the value of the assets securing that indebtedness, and structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and (to the extent Mitek is not a holder thereof), preferred equity, if any, of Mitek’s subsidiaries.

The Notes will accrue interest payable semi-annually in arrears. The Notes will mature on February 1, 2026, unless earlier repurchased or converted. Prior to August 1, 2025, the Notes will be convertible only upon the occurrence of certain events and during certain periods, and on or thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date of the Notes. Upon any conversion, Mitek’s conversion obligation will be settled in cash and, if applicable at Mitek’s election, shares of Mitek common stock, based on the applicable conversion rate(s); provided that Mitek will be required to settle conversions solely in cash unless and until Mitek (i) receives stockholder approval to increase the number of authorized shares of its common stock and (ii) reserves such amount of shares of common stock for future issuance as required pursuant to the indenture that will govern the Notes. The interest rate, conversion rate and other terms of the Notes are to be determined upon pricing of the offering.

In connection with the pricing of the Notes, Mitek expects to enter into privately negotiated convertible note hedge transactions with one or more of the initial purchasers of the Notes or their respective affiliates and/or other financial institutions (the “Option Counterparties”). The convertible note hedge transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the aggregate number of shares of Mitek’s common stock that initially underlie the Notes. The convertible note hedge transactions are expected generally to reduce or offset the potential dilution to Mitek’s common stock upon any conversion of the Notes and/or offset any cash payments Mitek may be required to make in excess of the principal amount of converted Notes, as the case may be, in the event that the market price of Mitek’s common stock is greater than the strike price of the convertible note hedge transactions. Mitek also expects to enter into separate, privately negotiated warrant transactions with the Option Counterparties relating to the same number of shares of Mitek’s common stock, subject to customary anti-dilution adjustments. However, the warrant transactions could separately have a dilutive effect with respect to Mitek’s common stock to the extent that the market value per share of Mitek’s common stock exceeds the strike price of the warrants.

In connection with establishing the initial hedges of the convertible note hedge transactions and warrant transactions, concurrently with, or shortly after, the pricing of the Notes, the Option Counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Mitek’s common stock and/or purchase shares of Mitek’s common stock, and shortly after the pricing of the Notes, may purchase Mitek’s common stock in secondary market transactions. These activities could have the effect of increasing, or reducing the size of any decrease in, the market price of Mitek’s common stock or the Notes at that time. In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various over-the-counter derivative transactions with respect to Mitek’s common stock and/or by purchasing or selling Mitek’s common stock or other securities of Mitek, including the Notes in secondary market transactions following the pricing of the Notes and from time to time prior to the maturity of the Notes (and are likely to do so during any “observation period” (as that term will be defined in the indenture that will govern the Notes) related to a conversion of Notes). Any of these hedging activities could cause or avoid an increase or a decrease in the market price of Mitek’s common stock or the Notes, which could affect the ability of holders of the Notes to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares, if any, of common stock and value of the consideration that holders of the Notes will receive upon conversion of the Notes. The Option Counterparties may choose to engage in, or to discontinue engaging in, any of these transactions with or without notice at any time, and their decisions will be in their sole discretion. The effect, if any, of such activities of the Option Counterparties, including direction or magnitude, on the market price of Mitek’s common stock or the price of the Notes will depend on a variety of factors, including market conditions, and cannot be ascertained at this time.

Mitek intends to use a portion of the net proceeds of the offering of the Notes to pay the cost of the convertible note hedge transactions (after such cost is partially offset by the proceeds that Mitek receives from entering into the warrant transactions). If the initial purchasers exercise their option to purchase additional Notes, Mitek expects to use a portion of the net proceeds from the sale of such additional Notes to enter into additional convertible note hedge transactions and warrant transactions. Mitek intends to use the remainder of the net proceeds from the offering for general corporate purposes, which may include working capital, capital expenditures, and potential acquisitions and strategic transactions. From time to time, Mitek evaluates potential acquisitions and strategic transactions of businesses, technologies or products. However, Mitek has not designated any specific uses and Mitek currently has no binding agreements with respect to any material acquisition or strategic transaction.

The offer and sale of the Notes and the shares of Mitek’s common stock issuable upon conversion thereof, if any, have not been and will not be registered under the Securities Act or applicable state securities laws, and the Notes and such shares may not be offered or sold in the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About Mitek

Mitek (NASDAQ: MITK) is a global leader in mobile capture and digital identity verification built on the latest advancements in computer vision and artificial intelligence. Mitek’s identity verification solutions enable organizations to verify an individual’s identity during digital transactions to reduce risk and meet regulatory requirements, while increasing revenue from digital channels. More than 7,500 organizations use Mitek to enable trust and convenience for mobile check deposit, new account opening and more. Mitek is based in San Diego, Calif., with offices across the U.S. and Europe.
Notice Regarding Forward-Looking Statements
Statements contained in this news release relating to Mitek’s or management’s intentions, hopes, beliefs, expectations or predictions of the future, including, but not limited to, statements relating to Mitek’s long-term prospects and market opportunities are forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to the proposed terms of the Notes, the size of the offering, including the option to purchase additional Notes, Mitek’s anticipated use of proceeds from the offering, whether Mitek will enter into, and the effects of, the convertible note hedge and warrant transactions, the potential dilution to Mitek’s common stock, and the actions of the Option Counterparties and their respective affiliates.

Additional risks and uncertainties faced by Mitek are contained from time to time in Mitek’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, Mitek’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, and its quarterly reports on Form 10-Q and current reports on Form 8-K, which you may obtain for free on the SEC’s website at www.sec.gov. Collectively, these risks and uncertainties could cause Mitek’s actual results to differ materially from those projected in its forward-looking statements and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Mitek undertakes no obligation to update any forward-looking statements made or incorporated by reference in this news release to reflect events or circumstances after the date of this news release or to reflect new information or the occurrence of unanticipated events, except as required by law.

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Investor Contact:
Todd Kehrli or Jim Byers
MKR Group, Inc.
mitk@mkr-group.com